UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to § 240.14a-12

INVESTORS CAPITAL HOLDINGS, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule   0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

Notice of 2013 Annual Meeting
and
Proxy Statement

July 19, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Tuesday, August 20, 2013, at 10:00 a.m. local time, at The Sheraton Colonial, Wakefield, Massachusetts.  Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

The Amended Notice of Annual Meeting of Stockholders and Supplement to Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting.  You are requested to complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.

Sincerely,

/s/ Timothy B. Murphy

Chief Executive Officer

INVESTORS CAPITAL HOLDINGS, LTD.
Six Kimball Lane, Suite 150
Lynnfield, Massachusetts 01940

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, AUGUST 20, 2013

July 19, 2013

To the Stockholders:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, at The Sheraton Colonial, Wakefield, Massachusetts for the following purposes:

1.	To elect seven directors, each to serve for a term of one year or until his or her successor is elected and qualified;

2.	To ratify the appointment by the Board of Directors of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2014;
3.	4. To approve an advisory resolution on executive compensation;
4.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of common stock of record as of the close of business on July 1, 2013 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

Stockholders are cordially invited to attend the Meeting.  Please contact the Company at 800-949-1422 to obtain directions to the meeting location.

It is important that your shares be represented and voted at the Meeting.  Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy in order to participate in the Meeting.  Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, you are requested to complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors,

/s/ Rebecca Hice

Assistant Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 20, 2013:  The Proxy Statement and the Annual Report to Stockholders are available at https://materials.proxyvote.com/46147M.

SUPPLEMENT
TO
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 20, 2013

This Supplement to Proxy Statement and the accompanying substitute Proxy Card or Voting Instruction Card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Investors Capita Holdings, Ltd., a Delaware corporation  (the “Company”), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on Tuesday, August 20, 2013 at 10:00 a.m. local time at The Sheraton Colonial, Wakefield, Massachusetts, or any adjournment or postponement thereof, for the purposes set forth in the attached Amended Notice of Annual Meeting of Stockholders.  Only the holders of record of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), as of the close of business on July 1, 2013 (the “Record Date”), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjournments or postponements thereof.  This Supplement to Proxy Statement and the Amended Notice of 2013 Annual Meeting of Stockholders supplement the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 11, 2013, were previously made available to our stockholders in connection with the solicitation of proxies for use at the Annual Meeting.

This Supplement is being furnished to provide information related to Items 3 and 4, which were intended to be included in the agenda for the Annual Meeting.  This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting.  Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our stockholders.  If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on or about July 16, 2013, you may view the Proxy Statement, the Company’s 2013 Annual Report to Stockholders, this Supplement, and the Amended Notice of 2013 Annual Meeting of Stockholders at: https://materials.proxyvote.com/46147M.

The amended Proxy Card or Voting Instruction Card enclosed with this Supplement differs from the Proxy Card or Voting Instruction Card previously furnished to you with the Proxy Statement dated July 11, 2013.  The enclosed Proxy Card or Voting Instruction Card includes the additional Items 3 and 4.  You may vote on all four proposals by submitting the amended Proxy Card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended Proxy Card or Voting Instruction Card.  Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Except for the addition of Items 3 and 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 20, 2013:  The Proxy Statement and the Annual Report to Stockholders are available at https://materials.proxyvote.com/46147M.

SUPPLEMENT TO PROXY STATEMENT

General

This Supplement to Proxy Statement and the accompanying substitute Proxy Card or Voting Instruction Card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Investors Capita Holdings, Ltd., a Delaware corporation  (the “Company”), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on Tuesday, August 20, 2013 at 10:00 a.m. local time at The Sheraton Colonial, Wakefield, Massachusetts, or any adjournment or postponement thereof, for the purposes set forth in the attached Amended Notice of Annual Meeting of Stockholders.  This Supplement to Proxy Statement and the Amended Notice of 2013 Annual Meeting of Stockholders supplement the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 11, 2013, were previously made available to our stockholders in connection with the solicitation of proxies for use at the Annual Meeting.  PLEASE READ THIS SUPPLEMENT TO PROXY STATEMENT CAREFULLY AS IT CONTAINS INFORMATION ADDITIONAL TO THE INFORMATION PROVIDED IN THE VERSION PREVIOUSLY SENT TO STOCKHOLDERS.

Only the holders of record of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), as of the close of business on July 1, 2013 (the “Record Date”), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjournments or postponements thereof.  As of the Record Date, there were 7,097,542 shares of common stock outstanding.

Voting and Proxy Procedures

Each stockholder is entitled to cast one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action.

If you have already duly submitted a Company-supplied Proxy Card for the annual meeting, it will be honored unless duly revoked by you prior to or at the Meeting. Included in this mailing is a substitute Proxy Card that you may complete, sign, date and timely mail or a Voting Instruction Card to revoke, override and replace any such previously submitted proxy.

When non-revoked originally supplied proxies, or substitute proxies in the enclosed form, are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder’s shares will be voted FOR each of the nominees for director, and FOR the proposal to ratify the appointment of the independent auditors, FOR approving an advisory resolution on executive compensation, and for a 3 YEAR frequency for advisory votes on the approval of executive compensation, all as set forth in this Revised Proxy Statement, and in accordance with their best judgment as to any other business which may come properly before the Meeting. Votes will be counted manually.

Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing a proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company (i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

This Supplement to Proxy Statement and the accompanying substitute Proxy Card or Voting Instruction Card are first being mailed to stockholders on or about July 19, 2013.

The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Broadridge Financial Solutions, Inc. to assist us in the distribution of proxies, for which a fee will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

PROPOSAL 3.

Advisory (Non-binding) Vote Approving
Executive Compensation

We are asking our stockholders to provide advisory approval of the compensation of executive officers, as identified in the Executive Compensation section on page 16 of the proxy statement dated July 11, 2013.  While this “say-on-pay” vote is advisory, and not binding on the Company, it will provide the Company with information regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Company will be able to consider when determining executive compensation for the remainder of fiscal 2014 and beyond.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING EXECUTIVE COMPENSATION

PROPOSAL 4.
Advisory (Non-binding) Vote Determining
the Frequency of Advisory Votes on
Executive Compensation

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide non-binding approval of our executive compensation program, commonly known as the frequency of say-on-pay.  We are providing stockholders the option of selecting a frequency of one, two, or three years, or to abstain from voting.

Our executive compensation program is designed to support long-term value creation, in part, by granting awards with multi-year performance targets and service periods.  While we will continue to engage our stockholders regarding our executive compensation program during the period between stockholder votes, a triennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ESTABLISHING A “3 YEAR” FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER BUSINESS

The Board of Directors knows of no business other than the matters set forth in this Supplement and the Proxy Statement dated July 11, 2013 that will be presented at the Annual Meeting.  Inasmuch as matters not known at this time may come before the Annual Meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the Annual Meeting, and it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matters.

INVESTORS CAPITAL HOLDINGS, LTD.
SIX KIMBALL LANE
LYNNFIELD, MA 01940-2320

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Dr. Blaise Aguirre 02 William J. Atherton 03 James D. Crosson 04 Don E. Ingram 05 Robert Martin
06 Robert P. Mazzarella 07 Timothy B. Murphy

The Board of Directors recommends you vote FOR proposals 2. and 3..

	For	Against	Abstain
2. Ratification of the appointment of Marcum LLP as independent auditors for the Company's fiscal year ending March 31, 2014.	☐	☐	☐
3. An advisory vote on the approval of executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
4. An advisory vote on the approval of the frequency of shareholder votes on executive compensation.	☐	☐	☐	☐

NOTE: THE BOARD OF DIRECTORS URGES THAT YOU COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE. This Proxy is revocable and each of the below signatories reserves the right to attend the Meeting and vote in person.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000183077_1 R1.0.0.51160